SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

OPTIMUM FUND TRUST
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:

PROXY MATERIALS

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

each, a series of
OPTIMUM FUND TRUST

Dear Shareholder:

     I am writing to let you know that a special meeting (the “Meeting”) of shareholders of Optimum Fund Trust (the “Trust”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009, at 3:30 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Trustees, all except two of whom are not affiliated with the Trust’s service providers or sub-service providers, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Funds’ proxy solicitor, at 877 520-8548. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Theodore K. Smith
Theodore K. Smith
Trustee, President, and Chief Executive Officer

September 25, 2009

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 12, 2009

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at www.optimummutualfunds.com.

     To the Shareholders of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Optimum Fund Trust (the “Trust”):

     NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the Trust will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009, at 3:30 p.m., Eastern time. The Meeting is being called for the following reasons:

1.	To elect a Board of Trustees for the Trust. The nominees for election to the Board of Trustees, all of whom are currently members of the Board, are:

Mark S. Casady	Stephen Paul Mullin

Theodore K. Smith	Robert A. Rudell

Nicholas D. Constan	Jon Edward Socolofsky

Durant Adams Hunter	Robert J. Christian

2.	To approve a new investment management agreement for each Fund.

     Shareholders of record of each Fund as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Board of Trustees,

/s/ David F. Connor
David F. Connor
Secretary of the Trust

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

MORE INFORMATION ABOUT THE FUNDS	30
PRINCIPAL HOLDERS OF SHARES	32
APPENDIX A — TRUSTEES OF THE TRUST	A-1
APPENDIX B — NOMINATING AND GOVERNANCE
COMMITTEE CHARTER	B-1
APPENDIX C — FUND SHARES OWNED BENEFICIALLY BY
TRUSTEE NOMINEES	C-1
APPENDIX D — INDEPENDENT TRUSTEE COMPENSATION	D-1
APPENDIX E — PRINCIPAL OFFICERS OF THE TRUST	E-1
APPENDIX F — FORM OF NEW INVESTMENT
MANAGEMENT AGREEMENT	F-1
APPENDIX G — FEES PAID TO DMC AND AFFILIATES	G-1
APPENDIX H — OTHER FUNDS ADVISED BY DMC	H-1
APPENDIX I — NAME AND ADDRESS OF EACH
SUB-ADVISER	I-1
APPENDIX J — TRUSTEES AND PRINCIPAL EXECUTIVE
OFFICERS OF DMC AND OFFICERS OF BOTH THE
TRUST AND DMC	J-1
APPENDIX K — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009	K-1

PROXY STATEMENT

For

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

each, a series of
OPTIMUM FUND TRUST

Dated September 25, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.optimummutualfunds.com.

     This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of Optimum Fund Trust (the “Trust”). Each of the separate series within the Trust is referred to as a “Fund” and all of the series are collectively referred to as the “Funds.” The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

	Proposal		Who votes on the Proposal?
1.	To elect a Board of Trustees for the Trust. The nominees for election to the Board of Trustees are:		Shareholders of the Trust, with shareholders of all Funds of the Trust voting collectively.
	Mark S. Casady	Stephen Paul Mullin

	Robert J. Christian	Robert A. Rudell

	Nicholas D. Constan	Theodore K. Smith

	Durant Adams Hunter	Jon Edward Socolofsky

2.	To approve a new investment management agreement for each Fund.		Shareholders of each Fund, voting separately from shareholders of each other Fund.

     The principal office of the Trust is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the office of the Trust by telephone by calling 800 914-0278. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:30 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about September 30, 2009.

     This Proxy Statement gives you information about the Trustees of the Board (each, a “Trustee” and collectively, the “Trustees”), the new investment management agreement, and other matters that you should know before voting.

     The Trust’s annual report to shareholders is sent to shareholders of record following the Trust’s fiscal year end. If you want a free copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, please contact your participating securities dealer or other financial intermediary. If you hold Trust shares directly with Delaware Service Company, Inc. (“DSC”), the Trust’s service agent, you may request a copy of the Trust’s most recent annual report or most recent succeeding semiannual report, if any, by calling toll-free 800 914-0278 or writing to the Trust at Attention: Shareholder Service Center, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. The Trust’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge, through the Funds’ Web site at www.optimummutualfunds.com.

     Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact our Shareholder Service Center at 800 914-0278 or your financial adviser.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of the Trust are being asked to elect eight trustees (together, the “Trustee Nominees”) to the Board. All of the Trustee Nominees are currently members of the Board.

     The Trust is governed by the Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the sub-advisers, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

     The trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. As noted above, all of the Trustee Nominees are currently members of the Board. The eight Trustee Nominees are Mark S. Casady, Theodore K. Smith, Nicholas D. Constan, Durant Adams Hunter, Stephen Paul Mullin, Robert A. Rudell, Jon Edward Socolofsky, and Robert J. Christian.

     The Board is comprised of the same eight members, six of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Only Mr. Casady and Mr. Smith would each be deemed an “Interested Trustee” of the Trust, by virtue of their executive and management positions or relationships with the Trust’s service providers or sub-service providers. Appendix A contains a list of the Trustee Nominees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Although Messrs. Christian and Smith currently serve as Trustees, they are standing for election by shareholders of the Trust for the first time. The other Trustee Nominees were elected by the initial shareholder of the Trust. Mr. Christian was appointed as a Trustee by the Board in 2007 and Mr. Smith was appointed as a Trustee by the Board in 2008, and each having been recommended for appointment to the Board by the Nominating and Governance Committee, which consists solely of Independent Trustees. Mr. Christian was initially identified during a search process for potential candidates that was undertaken by the Nominating and Governance Committee.

How are nominees for Trustee selected?

     The Nominating and Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Optimum Fund Trust Nominating and Governance Committee, c/o the Optimum Fund Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of Durant Adams Hunter, Chairperson; Nicholas D. Constan; and Stephen Paul Mullin, all of whom are Independent Trustees. The Board’s Nominating and Governance Committee held four meetings during the Trust’s last fiscal year. The Board has adopted and approved a formal written charter for the Nominating and Governance Committee, which is attached as Appendix B to this Proxy Statement.

     The Nominating and Governance Committee met on August 27, 2009, to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and, with respect to Independent Trustee Nominees, their independence from the Funds’ investment manager and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to their considerations. The Nominating and Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on August 27, 2009, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

How often does the Board meet and how are the Trustees compensated?

     The Board held seven meetings during the Trust’s last fiscal year. With the exception of Mr. Casady, each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he served. Mr. Casady attended all of the regularly scheduled Board meetings during the Trust’s last fiscal year, and five of the seven Board meetings in total. The Trust currently does not have a formal policy regarding Trustee attendance at shareholders’ meetings but it encourages Trustees to attend. The Trust does not hold annual meetings at which Trustees are elected.

     No Independent Trustee owns, beneficially or of record, securities issued by any investment adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix C shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Trust that were beneficially owned by each Trustee Nominee as of June 30, 2009.

     Each Independent Trustee is compensated by the Trust. Messrs. Casady and Smith, who are not Independent Trustees, are not compensated by the Trust for serving as Trustees. Trust officers are not compensated by the Trust. The table in Appendix D shows the compensation that each Independent Trustee received during the Trust’s last fiscal year, and the aggregate compensation that each Independent Trustee received from the Trust during that period.

Who are the principal officers of the Trust?

     Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. The table in Appendix E identifies the principal officers of the Trust, and provides certain background and related information.

What are the standing committees of the Board?

     The Trust’s Board has two standing committees: the Audit Committee and the Nominating and Governance Committee.

     Audit Committee. This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. The Audit Committee also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following three Independent Trustees: Jon Edward Socolofsky, Chairperson; Robert J. Christian; and Robert A. Rudell. The Audit Committee held five meetings during the Trust’s last fiscal year.

     Nominating and Governance Committee. Information on the Nominating and Governance Committee is provided above under “How are nominees for Trustee selected?”

Who are the Trust’s independent auditors?

     Selection of Auditors. The Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Trust’s independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available telephonically if necessary.

     Audit Fees. The aggregate fees billed for the fiscal years ended March 31, 2009 and March 31, 2008 for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $154,500 and $132,800, respectively.

     Audit-Related Fees. The Trust was not billed for the fiscal years ended March 31, 2009 and March 31, 2008 for assurance and related services rendered by E&Y that were reasonably related to the audit or review of the Trust’s financial statements, but where such services were not reported under “Audit Fees” above. The aggregate fees billed by E&Y for providing such services to the Trust’s investment manager or other service providers that are under common control with the Trust’s investment manager were $19,074 for each of the Trust’s fiscal years ended March 31, 2009 and March 31, 2008. These audit-related services consisted of the issuance of reports concerning the Trust’s transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

     Tax Fees. The aggregate fees billed by E&Y for tax compliance, tax advice, and tax planning services provided to the Trust were $45,620 for each of the fiscal years ended March 31, 2009 and March 31, 2008. These tax-related services consisted of the review of income tax returns, review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities. No fees were billed by E&Y for tax-related services provided to the Trust’s investment manager and other service providers under common control with the Trust’s investment manager and that relate directly to the operations or financial reporting of the Trust for each of the Trust’s fiscal years ended March 31, 2009 and March 31, 2008.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trust and to the Trust’s investment manager, and any entity controlling, controlled by, or under common control with its investment manager that provides ongoing services to the Trust were $297,622 and $299,982 for the Trust’s fiscal years ended March 31, 2009 and March 31, 2008, respectively.

     The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment manager, and any entity controlling, controlled by, or under common control with the Trust’s investment manager that provides ongoing services to the Trust, is compatible with maintaining the independence of E&Y. The Trust’s Audit Committee has determined that E&Y’s provision of these services is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the completion of the transaction described in Proposal 2 as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

     All Other Fees. There were no additional fees paid by the Trust or by the Trust’s investment manager or other service providers under common control with the Trust’s investment manager during the fiscal years ended March 31, 2009 and March 31, 2008 for products and services provided by E&Y, other than the services reported above.

     The Trust’s Audit Committee did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the required vote to elect Trustees?

     Provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds. This means that the eight Trustee Nominees receiving the largest number of votes will be elected. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE TRUSTEE NOMINEES.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT
MANAGEMENT AGREEMENT

     In Proposal 2, you are being asked to approve a new investment management agreement between the Trust, on behalf of your Fund, and Delaware Management Company (“DMC”) (the “New Investment Management Agreement”). DMC currently serves as investment manager for each Fund, but, for the reasons discussed below, a New Investment Management Agreement will be required if the Transaction (as defined below) is completed. For a general description of the proposed New Investment Management Agreement and a comparison of the proposed New Investment Management Agreement and the investment management agreement currently in effect for each Fund (the “Current Investment Management Agreement”), see “The New Investment Management Agreement” below. The form of the New Investment Management Agreement is presented in Appendix F.

     The Board is proposing the approval of the New Investment Management Agreement because the Current Investment Management Agreement will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Investment Management Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus the assignment and automatic termination of the Current Investment Management Agreement. Shareholders of each Fund are therefore being asked to approve a New Investment Management Agreement. The New Investment Management Agreement would become effective as to a Fund only if approved by the shareholders of the applicable Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Management Agreement will not go into effect and the Current Investment Management Agreement will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, DSC, the administrator, transfer agent, and fund accounting and financial administration oversight provider for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited (or a permitted assignee) to pay LNIC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized management fees payable to Delaware Investments by all clients that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including the Trust) not being less than a minimum percentage of annualized advisory fees payable to Delaware Investments as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of DMHI. DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, Delaware Investments managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker/dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is an indirect, wholly owned subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNC is located at 150 North Radnor-Chester Road, Radnor, PA 19087. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect, wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment, and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure, and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

     Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team.

     The Transaction is not currently expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds. Moreover, it is currently anticipated that following the Closing, DMHI, DMC, DDLP, DSC, and the Funds will continue to operate in substantially the same manner as at present, and the Delaware Investments brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not currently expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Board through telephonic conference calls on both July 22, 2009 and August 24, 2009 and at an in-person Board meeting on August 27, 2009, among other things, considered whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Management Agreement. The 1940 Act requires that the New Investment Management Agreement be approved by a Fund’s shareholders in order to become effective for that Fund. At the in-person meeting for the reasons discussed below under “Board considerations in approving the New Investment Management Agreement,”

the Board, including a majority of the Independent Trustees, approved the New Investment Management Agreement as being in the best interests of the Funds and their shareholders, and recommended the New Investment Management Agreement for approval by shareholders. In the event shareholders of a Fund do not approve the New Investment Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, which may include entering into a temporary, interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

     The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Bank Limited has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, Macquarie Bank Limited has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Investment Management Agreement

     The New Investment Management Agreement will be substantially similar to the Current Investment Management Agreement. Appendix F contains the form of the New Investment Management Agreement. The following is a comparison of certain provisions of the New Investment Management Agreement and Current Investment Management Agreement.

     Fees. Pursuant to the Current Investment Management Agreement and New Investment Management Agreement, DMC is entitled to an annual fee from each Fund. There will be no change in the fee schedule applicable to any Fund under the New Investment Management Agreement. The management fee schedule for each Fund under the Current Investment Management Agreement and New Investment Management Agreement is listed in Exhibit A to the Form of New Investment Management Agreement in Appendix F. Under the New Investment Management Agreement, the management fee schedule for each Fund will not change. Macquarie Group has no present intention to cause DMC to alter any voluntary expense waivers or reimbursements currently in effect for the Funds. The compensation payable to each sub-adviser of a Fund (“Sub-Adviser”) is paid by DMC. The Funds are not responsible for payment of sub-advisory fees to any Sub-Adviser. Appendix G lists the amount of investment management fees that each Fund paid to DMC.

     Investment Management Services. The New Investment Management Agreement requires DMC to provide the same services as the Current Investment Management Agreement. The New Investment Management Agreement generally provides that, subject to the supervision and control of the Board, DMC will have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Fund; (iii) full discretion to enter into and materially modify existing sub-advisory agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Fund’s assets not managed by a Sub-Adviser. DMC is also responsible for implementing decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional Sub-Advisers and monitoring the Sub-Advisers’ compliance with each Fund’s investment objectives, policies, and restrictions. Finally, DMC is responsible for furnishing the Board with information regarding the Funds’ investments and special and periodic reports as the Board may reasonably request and information regarding important developments materially affecting each Fund.

     To incorporate the requirements of currently applicable securities laws and rules of the U.S. Securities and Exchange Commission (“SEC”), the New Investment Management Agreement provides that any broker/dealers who sell shares of any investment companies or series thereof for which DMC or a Sub-Adviser provides investment advisory services, including the Funds, will only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares. In addition, subject to the requirement to seek best execution, and to the direction of the Board, under the Current and New Investment Management Agreements, the Trust may direct DMC to cause the Sub-Advisers to effect transactions of Fund securities through broker/dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay. At the discretion of the Board, such resources may be used to pay or cause the payment of Trust expenses.

     Both the Current and New Investment Management Agreements for the Trust, on behalf of each Fund, provide that the services of DMC are not exclusive to the Trust and DMC and its affiliates may render services to others.

     Allocation of Expenses. The provisions contained in the New Investment Management Agreement addressing allocation of expenses are substantially similar to those contained in the Current Investment Management Agreement. Both the Current and New Investment Management Agreements provide that the Trust is responsible for paying, or arranging for payment of, certain expenses not specifically assumed by DMC in both the Current and New Investment Management Agreements, or by a Sub-Adviser, as provided in a sub-advisory agreement, including (i) expenses incurred in the preparation, printing and mailing of certain documents; (ii) expenses incurred in the compensation of certain officers and Trustees; (iii) registration fees and expenses; (iv) expenses incurred in regard to custodian and accounting services; (v) legal and accounting fees and expenses, transfer agent fees, brokerage commissions, taxes, trade association fees, bonding and insurance expenses, shareholder and Board meeting expenses, and expenses in regard to pricing of Fund shares; and (vi) certain nonrecurring and extraordinary expenses.

     Under the Current and New Investment Management Agreements, DMC will provide to the Trust, at its own expense and without remuneration, office space in the offices of DMC, or such other place as may be reasonably agreed upon by DMC and Trust, including all necessary office facilities and equipment and certain personnel. In addition, trustees, officers, and employees of DMC who may be Trustees and officers of the Trust do not receive any compensation from the Trust for acting in a dual capacity.

     Limitation on Liability. Under the Current and New Investment Management Agreements, in the absence of willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the Current and New Investment Management Agreements, DMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder of the Trust in connection with the matters to which the Current and New Investment Management Agreements relate.

     Duration of Agreement. If approved by shareholders of a Fund, the New Investment Management Agreement shall continue in effect for an initial period of two (2) years from the date of its execution for that Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the New Investment Management Agreement or of any continuance of the New Investment Management Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of that Fund votes to approve the New Investment Management Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of (i) any other Fund affected by the Agreement or (ii) all of the other Funds of the Trust. The Current Investment Management Agreement has similar provisions for its term and continuance, although the initial two year period has elapsed.

     Termination. The New Investment Management Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, (i) by the Trustees, including a majority of the Independent Trustees, or by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, on 60 days’ written notice to DMC, or (ii) by DMC on 60 days’ written notice to the Trust. As required by the 1940 Act, the New Investment Management Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Management Agreement contains the same termination provisions.

     Other Changes. The New Investment Management Agreement conforms the Current Investment Management Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Management Agreement.

     Additional Information. DMC serves as the Funds’ investment manager under the Current Investment Management Agreement with the Trust dated July 17, 2003. The Current Investment Management Agreement became effective July 30, 2003 when it was approved by the initial shareholder of each Fund before the public offering and sale of that Fund. The Current Investment Management Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on June 10, 2009 with respect to each Fund because the Current Investment Management Agreement was scheduled for its annual consideration and approval at that time. A discussion of the basis for the Board’s approval of the Current Investment Management Agreement will be available in the Trust’s next-published semiannual report to shareholders. Appendix G describes for each Fund the aggregate amount of DMC’s fees and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Management Agreement is approved. DMC provides investment management services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, Appendix H sets forth the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

     Sub-Advisers. DMC operates as a “manager of managers” of the Trust pursuant to an exemptive order (the “Manager of Managers Order”) issued by the SEC. The Manager of Managers Order enables DMC, subject to the approval of the Board, but without shareholder approval, to appoint and replace Sub-Advisers for new or existing Funds, enter into and terminate sub-advisory agreements with respect to the Funds, or materially amend the terms of sub-advisory agreements. However, DMC will not be able to enter into a sub-advisory agreement with an affiliated person of DMC unless the sub-advisory agreement with the affiliated person, including the compensation thereunder, is approved by the affected Fund’s shareholders. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund continue to have the right to terminate such agreements for the Fund at any time by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. DMC pays the Sub-Advisers out of its fees.

     Each current sub-advisory agreement (“Current Sub-Advisory Agreement”) will automatically terminate upon the termination of the Current Investment Management Agreement, which, as noted above, will terminate upon the completion of the Transaction. DMC recommended that the Board approve new sub-advisory agreements (“New Sub-Advisory Agreements”) with the Funds’ current Sub-Advisers. The Board approved the New Sub-Advisory Agreements for all current Sub-Advisers at a meeting on August 27, 2009. If the New Investment Management Agreement is approved by the shareholders of a Fund, the New Sub-Advisory Agreements relating to that Fund will take effect upon the Closing. If the Transaction is not completed or if the Transaction Agreement is terminated, the New Sub-Advisory Agreements will not go into effect and the Current Sub-Advisory Agreements will continue in effect. The terms of the New Sub-Advisory Agreements are identical to the Current Sub-Advisory Agreements, except for the effective dates.

     The name and address of each Sub-Adviser as of September 25, 2009 is listed in Appendix I. However, one or more different sub-advisers may be hired for any Fund in the future. At such time, DMC will recommend the sub-advisers to the Board and, if the Board approves the hiring of one or more unaffiliated sub-advisers, shareholders will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such sub-adviser(s) pursuant to the Manager of Managers Order under which the Trust operates.

     The Delafield Asset Management Division of Reich & Tang Asset Management, LLC (“Delafield”) is a Sub-Adviser to the Optimum Small-Mid Cap Value Fund. On or about September 28, 2009, the portfolio management team and certain support staff of Delafield are expected to join Tocqueville Asset Management LP (“Tocqueville”), located at 40 West 57th Street, New York, New York 10019. At a meeting held on September 22, 2009, DMC recommended and the Board approved, the termination of the Current Sub-Advisory Agreement with Delafield, effective upon the portfolio management team of Delafield joining Tocqueville, and the following sub-advisory agreements with Tocqueville: (i) an initial sub-advisory agreement to become effective upon the portfolio management team of Delafield joining Tocqueville (currently expected to be on or about September 28, 2009); and (ii) a subsequent sub-advisory agreement to become effective upon the Closing, at which time the initial sub-advisory agreement with Tocqueville will terminate, and provided the initial sub-advisory agreement with Tocqueville has become effective.

     If the initial sub-advisory agreement with Tocqueville goes into effect (as described above) but the Transaction is not completed or the Transaction Agreement is terminated, the subsequent sub-advisory agreement with Tocqueville will not go into effect and the initial sub-advisory agreement with Tocqueville will continue in effect. The Trust has been informed by Tocqueville that the current Delafield portfolio managers responsible for their portion of the Optimum Small-Mid Cap Value Fund will remain the same and there will be no change in sub-advisory fees as a result of the portfolio management team of Delafield joining Tocqueville. Based on these and other factors, the Board approved both the initial and subsequent sub-advisory agreements between DMC and Tocqueville. If these sub-advisory agreements become effective, shareholders of the Optimum Small-Mid Cap Value Fund will be provided with an information statement regarding this change.

Additional information about DMC

     Appendix J provides the name, address, and principal occupation of each principal executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trust and who is also an officer, employee, trustee or shareholder of DMC. The following executive officers of the Trust may be deemed to have a substantial interest in this Proposal 2 arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC. These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction. Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 are as follows: David P. O’Connor 0.17%; Richard Salus 0.01%; and Theodore K. Smith 0.09%. See Appendix J for a list of the executive officer positions with the Trust of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing. The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trust own or hold vested or unvested stock or options on stock of LNC.

Board considerations in approving the New Investment Management Agreement

     At an in-person meeting held on August 27, 2009, the Board, including the Independent Trustees, discussed and approved the New Investment Management Agreement between the Trust, on behalf of each Fund, and DMC, concluding that approval of the New Investment Management Agreement would be in the best interests of each Fund and its shareholders. The Board also authorized the submission of the New Investment Management Agreement to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Investment Management Agreement.

     To assist the Board in considering the New Investment Management Agreement, DMC provided materials and information about Macquarie Group and about the Transaction. The information was provided in advance of the August 27, 2009 in-person meeting. The Independent Trustees, together with independent legal counsel, participated in multiple telephonic conference calls with representatives of DMC in advance of the in-person Board meeting, at which the Transaction and future plans for DMC and the Funds were discussed. In addition, the Independent Trustees met separately along with independent counsel to discuss materials furnished them and the legal standards and certain other considerations relevant to their approval of the New Investment Management Agreement.

     At the in-person meeting and telephonic conference calls, the Trustees discussed the Transaction with DMC management and a representative of Macquarie Group (at the in-person meeting), including the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group (at the in-person meeting) responded to questions from the Board. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, certain employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Board’s review of the New Investment Management Agreement, DMC and/or Macquarie Group advised the Trustees about a variety of matters, including the following:

  No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes are currently contemplated in the operation of DMC under Macquarie Group.

  Macquarie Group has no present intention to cause DMC to change its existing expense waiver and reimbursement policy for the Funds as a result of the Transaction.

  Under the Transaction Agreement, Macquarie Bank Limited has agreed to conduct, and cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Board also considered, among other factors, the following:

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia and in other parts of the world.

  The terms and conditions of the New Investment Management Agreement, including that each Fund’s contractual fee rates under the New Investment Management Agreement, will remain the same (see “The New Investment Management Agreement” above).

  The Board’s full annual review of the Current Investment Management Agreement at its in-person meeting in June 2009 as required by the 1940 Act and their determination (i) that DMC has the capabilities, resources, and personnel necessary to provide the satisfactory investment management services currently provided to each Fund, and (ii) that the management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represent reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment.

  Under the Transaction Agreement, LNIC and Macquarie Bank Limited have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation.

     Certain of these considerations are discussed in more detail below.

     In making its decision relating to the approval of the Funds’ New Investment Management Agreement, the Independent Trustees gave attention to all information furnished, however, the following discussion identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Management Agreement.

     Nature, Extent, and Quality of Service. The Board considered services provided by DMC and its affiliates to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Management Agreement will be substantially similar to the Current Investment Management Agreement, and therefore considered the review conducted at the June 10, 2009 Board meeting and the accomplishments of DMC over the prior year. In this regard, the Board’s review was based upon factors such as the background and experience of the executives and other management personnel involved in the Funds’ operations, the quality and thoroughness of the monitoring of each Fund’s investment performance conducted by DMC, reports furnished by DMC as to adherence with various compliance and procedural matters such as the Code of Ethics and fair value pricing, and DMC’s success in obtaining meaningful information on a timely basis from each of the Fund’s sub-advisers. Particular attention was given to the analysis and process involved in management’s selection of Sub-Advisers in view of the appointments of new sub-advisers during 2008 to five of the six Funds. Consideration was also given to the due diligence, attention, and high quality of services performed by management personnel of DMC and its affiliates in connection with the successful conversion and outsourcing of fund accounting operations to a subsidiary of The Bank of New York Mellon. The Trustees also noted that during the past year, DMC, like many other fund managers, had implemented cost savings, including employee reductions, and discussed with management steps being taken to avoid any negative impact on the nature and quality of services being provided the Funds.

     Based on information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction (i) in the personnel or operations of DMC or (ii) in third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Management Agreement. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

     Investment Performance. The Board considered the overall investment performance of the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the approval of the Current Investment Management Agreement at the in-person meeting in June 2009. At that meeting, the Board reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), for each Fund showing the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). The Lipper reports prepared for each individual Fund showed the annualized total return investment performance of its Class A shares in comparison with a Performance Universe selected by Lipper for the one-year period ending March 31, 2009, as well as the three- and five-year periods ending on that date. At its meeting on August 27, 2009, the Board also reviewed the more recent investment performance of the Funds. The Board was either satisfied with the performance of the Funds, or the Board believed that management was taking appropriate action to improve performance.

     Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Management Agreement would likely have an adverse effect on the investment performance of each Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any change in the portfolio management of the Funds, (ii) the Funds expenses were not expected to increase as a result of the Transaction, (iii) under the Transaction Agreement, LNIC and Macquarie Bank Limited have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

     Comparative Expenses. The Board considered the expense comparison data for the Funds that it had previously considered at the June 10, 2009 Board meeting. At that meeting, the Board reviewed information on pricing levels and fee structures for the Funds and a comparative group of similar funds as selected by Lipper (the “Expense Group”). The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of the Expense Group. In addition, the Board noted that since each Fund’s inception DMC had reimbursed expenses and waived fees to the extent necessary to keep expenses of each Fund from exceeding certain percentage amounts and to the extent each Fund had grown, that its level of expenses had declined. The Board also discussed efforts being taken by management to reduce Fund expenses. At the August 27, 2009 meeting, the Board noted that the prior Lipper data on comparative expenses for the Funds remained a useful guide for evaluating Fund expenses. The Board did, however, request that management keep them advised as more current annual report expense information becomes available for comparative funds.

     Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Management Agreement would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Management Agreement would remain the same, (ii) there was no current intention to change DMC’s existing expense waiver and reimbursement policy as a result of the Transaction, (iii) under the Transaction Agreement, LNIC and Macquarie Bank Limited have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation, and (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

     DMC’s Profitability; Economies of Scale. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. The Board had previously considered the level of profits realized by DMC in connection with the operation of the Funds at its June 2009 meeting. At that meeting, the Board reviewed the size of each Fund and the reimbursement or waiver of expenses by DMC, as well as other profitability information furnished them by DMC. The Board was also provided information on potential fall-out benefits derived or to be derived by DMC in connection with their relationship to the Funds such as the prestige and visibility associated with its role as investment manager to the Funds. Based on these items provided at the June 2009 meeting, the Board did not believe that the level of profit being realized by DMC and its affiliates from services provided to any of the Funds was excessive. At the August 27, 2009 meeting, the Board noted that the updated profitability information furnished by DMC remained consistent with the profitability information presented in connection with the June 2009 review. Moreover, the Board reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Management Agreement.

     Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Management Agreement as was the case under the Current Investment Management Agreement. The Board also concluded that because services and costs were expected to be substantially the same under the New Investment Management Agreement as under the Current Investment Management Agreement, the profitability of Delaware Investments would not materially change as a result of the Transaction.

     The Board further recognized that as the Funds get larger at some point, economies of scale may result in DMC realizing a larger profit margin on management services provided a Fund. The Board also noted that economies of scale are shared with a Fund and its shareholders through investment management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. At the June 2009 meeting, the Board concluded that the Optimum Small-Mid Cap Value Fund and Optimum Small-Mid Cap Growth Fund each had such small asset levels that no meaningful economies of scale existed. The Board also noted that the investment management fees for all of the other Funds contained breakpoints with each Fund’s asset size being at a high enough level to benefit from such breakpoints and, to the extent economies of scale may be realized in the management of any of these Funds, the Trustees believed such schedule of fees provided a sharing of benefits with the Fund and its shareholders. At the August 27, 2009 meeting, the Board believed that the preceding factors regarding the Funds’ potential economies of scale remained the same. The Board also noted Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Based on the foregoing, the Board concluded that the Transaction would not have an immediate impact on economies of scale realized by DMC in providing management services to the Funds.

     Fall-Out Benefits. The Board concluded that Macquarie Group and Delaware Investments may derive reputational and other benefits from their association with the Trust, including service relationships with DMC, DSC and DDLP the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Trust.

     The Transaction Agreement. The Board reviewed key terms of the Transaction Agreement. The Board considered the calculation of the purchase price for Delaware Investments, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Funds. The Board noted that Delaware Investments ability to continue to manage the general account assets of certain LNC subsidiaries. The Board also considered certain key representations, warranties, and covenants made by the parties to the Transaction Agreement, including those related Section 15(f) of the 1940 Act, indemnification, and the overall compensation plan available to employees of Delaware Investments following the Transaction. The Board also considered that under the Transaction Agreement, LNIC and Macquarie Bank Limited have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation. On the basis of this review, as well as other information provided by DMC and Macquarie Group, the Board concluded that the Transaction would not be expected to have material adverse consequences for the Funds or their shareholders.

     Board Review of Macquarie Group. The Board reviewed detailed information regarding Macquarie Group. As previously noted, the Board considered pro forma balance sheets for certain key companies in Delaware Investments as of June 30, 2009, and Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds. The Board noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction. Macquarie Group generally discussed other potential synergies with Delaware Investments’ current capabilities that it could explore following the acquisition. Macquarie Group also described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors.

     The Board considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment or support staff of Delaware Investments in any significant way as a result of the Transaction. The Board also noted Macquarie Group’s plans in regards to compensation and benefits, including short-term and long-term incentive compensation and equity interests for certain employees. In addition, Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including in the areas of information technology and risk management. The Board also considered Macquarie Group’s general intention to leave the Funds’ current service provider relationships in place, and it discussed with Macquarie Group its plans for the internal audit group.

     The Board concluded that Macquarie’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders, based in part on the information provided by DMC and Macquarie Group regarding Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States.

     DMC and Macquarie Group noted to the Boards that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to certain Australian regulatory oversight and requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and expense limitations. DMC and Macquarie Group also noted to the Board that certain exemptive relief that had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Board was informed of the nature of future relief that may be required. Based on the information provided and representations made by DMC and Macquarie Group, the Board concluded that the Australian bank regulatory requirements would not have a material effect on the Funds or their shareholders, including DMC’s ability to continue in its discretion to provide expense limitations and reimbursements to the Funds.

     The Board noted that DMC and the Sub-Advisers may place brokerage transactions with a broker/dealer affiliate of Macquarie Group and receive research in connection with those transactions. Other Macquarie Group affiliates participate in underwriting syndicates for securities offerings outside of the United States. Fund management represented to the Board that it will regularly monitor brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Rules 17e-1 and 10f-3 of the 1940 Act and to ensure compliance with the Funds’ procedures under such Rules, and report to the Board as appropriate.

     Conclusion. The Board of the Trust, including a majority of the Independent Trustees, approved the New Investment Management Agreement, concluding that the management fee rates under each are reasonable in relation to the services provided and that the New Investment Management Agreement is in the best interests of the shareholders. In approving the New Investment Management Agreement the Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.

Required vote

     To become effective with respect to a particular Fund, the New Investment Management Agreement for that Fund must be approved by a vote of the “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, which means the vote, at a meeting of the shareholders of the Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 % of the outstanding voting securities of the Fund, whichever is less. The approval of the New Investment Management Agreement by one Fund is not contingent on the approval of the New Investment Management Agreement by any other Fund. The New Investment Management Agreement was approved separately by the Independent Trustees, and by the Board of the Trust as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Investment Management Agreement for consideration by the shareholders of each Fund. If the shareholders of a Fund do not approve the Fund’s New Investment Management Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into an interim management agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW
INVESTMENT MANAGEMENT AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Each shareholder will be entitled to one vote for each dollar of net asset value per share, and a proportionate fractional vote for any fractional dollar value, held in that Fund on the Record Date. The holders of a majority of the votes attributable to the shares of a Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to the Proposal relating to such Fund. The Meeting as to one or more of the Funds may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or more proposals, but not necessarily for all Proposals. It is anticipated that the persons named as proxies on the enclosed proxy card(s) will use the authority granted to them to vote on adjournment in their discretion.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Trust does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

     You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix K shows the number of outstanding shares of each class of each Fund as of July 31, 2009.

What is the Quorum requirement?

     A “Quorum” is the minimum number of shares that must be present in order to transact business at the Meeting. One-third (33 1/3%) of the shares of the Trust or a particular Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting.

Who will pay the expenses of the Meeting?

     Under the Transaction Agreement, LNIC and Macquarie Bank Limited have agreed to bear the expenses of the Funds in connection with the Board’s consideration of the New Investment Management Agreement and New Sub-Advisory Agreements and related agreements and the costs of this proxy solicitation. The Trust has engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $500,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

     This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, telecopy, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by LNIC and Macquarie Bank Limited as provided above. Officers, employees and agents of the Trust, DMC, and their affiliates may, without extra pay, conduct solicitations by telephone, telegram, telecopy, facsimile transmission, or other electronic media and personal interviews. The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telegram, telecopy, facsimile transmission, or other electronic media or oral solicitations.

     As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

     Unless you have instructed the Trust not to, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, shareholders should contact our Shareholder Service Center at 800 914-0278 or your financial adviser.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

     The governing instruments of the Trust do not require that the Funds hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements that do not fall within the Manager of Managers Order or of a change in the fundamental investment policies, objectives or restrictions of the Fund. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trust’s governing instruments generally provide that a shareholder meeting may be called by the Trustees and shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares of the Trust (or of a particular Fund if the matter submitted to a vote of shareholders relates solely to that Fund).

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, David F. Connor, at the address of the Trust given above.

How may I communicate with the Board?

     Shareholders who wish to communicate to the Board may address correspondence to the Secretary of Optimum Fund Trust, c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to any individual Trustee c/o the Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

     Consulting Services. DMC has entered into a Consulting Services Agreement with LPL Financial Corporation (“LPL”) to provide research to assist DMC in evaluating and monitoring Fund performance and the Sub-Advisers, and to assist when DMC makes recommendations to the Trustees about hiring and changing Sub-Advisers. DMC is responsible for paying LPL a fee in connection with such services.

     Administrative and Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. DSC makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For the most recent fiscal year ended March 31, 2009, each Fund paid DSC the amounts set forth in Appendix G for providing these administrative services, along with the fund accounting services described below.

     In addition, DSC also acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For the most recent fiscal year, each Fund paid DSC the amounts set forth in Appendix G for providing these transfer agency services. DSC may also contract to compensate selling dealers for providing certain services to Fund shareholders. These payments are made out of DSC’s compensation. LPL serves as the Funds’ sub-service agent with regard to the Fund shares it has sold. In addition to the fee that LPL receives for services provided as consultant to DMC, DSC pays LPL a fee in connection with such services.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

     Accounting and Financial Administration Services. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. For the most recent fiscal year ended March 31, 2009, each Fund paid DSC the amounts set forth in Appendix G for providing these accounting and financial administration oversight services discussed above.

     Distribution Services. DDLP, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated July 17, 2003. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares, Class C, and Institutional Class Shares, as applicable, under their respective 12b-1 Plans. DDLP also receives sales loads in connection with the purchase and redemption of certain classes of shares. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC. The Board annually reviews fees paid to DDLP. For the most recent fiscal year, each Fund paid DDLP the amounts set forth in Appendix G for providing distribution related services.

     No Fund paid any brokerage commissions to any broker that is an affiliate (or an affiliate of an affiliate) of DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year ended March 31, 2009.

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof.

     To the best knowledge of the Trust, as of July 31, 2009, no person was the beneficial owner of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A — TRUSTEES OF THE TRUST	A-1

APPENDIX B — NOMINATING AND GOVERNANCE
COMMITTEE CHARTER	B-1

APPENDIX C — FUND SHARES OWNED BENEFICIALLY BY
TRUSTEE NOMINEES	C-1

APPENDIX D — INDEPENDENT TRUSTEE COMPENSATION	D-1

APPENDIX E — PRINCIPAL OFFICERS OF THE TRUST	E-1

APPENDIX F — FORM OF NEW INVESTMENT MANAGEMENT
AGREEMENT	F-1

APPENDIX G — FEES PAID TO DMC AND AFFILIATES	G-1

APPENDIX H — OTHER FUNDS ADVISED BY DMC	H-1

APPENDIX I — NAME AND ADDRESS OF EACH SUB-ADVISER	I-1

APPENDIX J — TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS
OF DMC AND OFFICERS OF BOTH THE TRUST AND DMC	J-1

APPENDIX K — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009	K-1

APPENDIX A — TRUSTEES OF THE TRUST

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex[1]	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Age	the Trust	Time Served	5 Years	by Trustee	Trustee
Interested Trustees

Mark S. Casady[2]	Trustee	April 2003	Chairman and	6	Director and Chair
2005 Market Street		to present	Chief Executive		of LPL Investment
Philadelphia, PA 19103			Officer – LPL		Holdings Inc.
			Financial		(December 2005 –
Age 49			Corporation		present)
(May 2002 –
Present)

Theodore K. Smith[2]	Trustee,	June 2008 to	Executive Vice	6	None
2005 Market Street	President	present	President,
Philadelphia, PA 19103	and Chief		Retail Product
	Executive		Sales and
Age 41	Officer		Marketing,
Delaware
Investments
(October 2006 –
Present)

Head of Strategic
Partner Account
Management
– Lincoln
Financial
Distributors
(July 2005 –
October 2006)

Senior Vice
President, Head
of Managed
Accounts
– Delaware
Investments
(August 2002 –
July 2005)
____________________

1	The term “Fund Complex” refers to the Trust’s Funds.

2	“Interested persons” of the Trust by virtue of their executive and management positions or relationships with the Trust’s service providers or sub-service providers.

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex[1]	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Age	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees

Nicholas D. Constan	Trustee	July 2003 to	Adjunct	6	None
2005 Market Street		present	Professor –
Philadelphia, PA 19103			University of
Pennsylvania
Age 70			(1965 – Present)

Durant Adams Hunter	Trustee	July 2003 to	Consultant	6	None
2005 Market Street		present	– Ridgeway
Philadelphia, PA 19103			Partners, LLC
(Executive
Age 60			Recruiting)
(July 2003 –
Present)

Consultant
– Whitehead
Mann Inc.
(Executive
Recruiting)
(July 2000 –
July 2003)

Stephen Paul Mullin	Trustee	July 2003 to	Senior Vice	6	None
2005 Market Street		present	President
Philadelphia, PA 19103			and Principal
– Econsult
Age 53			Corporation
(Economic
consulting)
(January 2000 –
Present)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex[1]	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Age	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Robert A. Rudell	Trustee	July 2003 to	Private Investor	6	Director and
2005 Market Street		present	(2002 – Present)		Chair, Compensation
Philadelphia, PA 19103					Committee –
Medtox Scientific,
Age 60					Inc. (Medical devices/
clinical lab)
(April 2002 – Present)

Director
and Independent
Chairman –
Heartland Funds
(mutual funds)
(April 2005 – Present)

Director –
Vantagepoint Funds
(mutual funds)
(March 2007 – Present)

Jon Edward Socolofsky	Trustee	July 2003 to	Private Investor	6	None
2005 Market Street		present	(2002 – Present)
Philadelphia, PA 19103

Age 63

Robert J. Christian	Trustee	November	Private Investor	6	Trustee - Wilmington
2005 Market Street		2007 to	(2006 – Present)		Funds (Mutual funds)
Philadelphia, PA		present			(1998 - present);
19103			Chief Investment		Trustee – FundVantage
			Officer		(mutual funds)
Age 60	Chairman	March 2009	Wilmington		(June 2007 - present)
		to present	Trust Corp.
(1996 – 2006)
____________________

1	The term “Fund Complex” refers to the Trust’s Funds.

APPENDIX B — NOMINATING AND GOVERNANCE
COMMITTEE CHARTER

Nominating and Governance Committee Charter

OPTIMUM FUND TRUST

Nominating and Governance Committee Membership

     The Nominating and Governance Committee shall be composed of three members, each of whom shall be disinterested (“independent”) as defined in the Investment Company Act of 1940, as amended. One member of the Committee shall be designated by the Board as Chair. Each member of the Committee shall serve at the discretion of the Board. The Chair and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations and Functions

1.	Independent Trustees. Independent Trustees are to be selected and nominated solely by incumbent independent Trustees. The Committee shall make recommendations for nominations for independent trustee membership on the Board of Trustees to the incumbent independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Interested Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for interested trustee membership on the Board of Trustees to the full Board.

3.	Shareholder Recommendations. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

4.	Board Composition. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

B-1

Other Powers and Responsibilities

1.	The Committee shall evaluate annually, or as otherwise necessary, the ability of each Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Trustee. The Chair of the Committee shall undertake appropriate action as required by law or based on the Committee’s evaluation.

2.	The Committee shall, together with the Independent Chair, monitor the performance of counsel for the independent Trustees.

3.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Trustees.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Approved: December 16, 2004

Amended: September 15, 2005

Amended: June 14, 2007

B-2

APPENDIX C — FUND SHARES OWNED BENEFICIALLY BY TRUSTEE NOMINEES

     The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Trust that were beneficially owned by each Trustee Nominee as of June 30, 2009.

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen by Trustee in Family of
Name	Dollar Range of Equity Securities in the Funds	Investment Companies
Interested Trustees

Theodore K. Smith	None	None

Mark S. Casady	Optimum Large Cap Growth Fund:	over $100,000
$10,001 – $50,000

Optimum Large Cap Value Fund:
$10,001 – $50,000

Optimum Fixed Income Fund:
$50,001 – $100,000

Independent Trustees

Nicholas D. Constan	Optimum Large Cap Growth Fund:	$10,001 – $50,000
$1 – $10,000

Optimum Large Cap Value Fund:
$1 – $10,000

Optimum Small-Mid Cap Growth Fund:
$1 – $10,000

Optimum Small-Mid Cap Value Fund:
$1 – $10,000

Optimum International Fund:
$1 – $10,000

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen by Trustee in Family of
Name	Dollar Range of Equity Securities in the Funds	Investment Companies
Durant Adams Hunter	Optimum Large Cap Growth Fund:	$50,001 – $100,000
$10,001 – $50,000

Optimum Large Cap Value Fund:
$10,001 – $50,000

Optimum Small-Mid Cap Growth Fund:
$1 – $10,000

Optimum Small-Mid Cap Value Fund:
$1 – $10,000

Optimum International Fund:
$10,001 – $50,000

Stephen Paul Mullin	Optimum Large Cap Growth Fund:	$10,001 – $50,000
$1 – $10,000

Optimum Large Cap Value Fund:
$1 – $10,000

Optimum Small-Mid Cap Growth Fund:
$1 – $10,000

Optimum Small-Mid Cap Value Fund:
$1 – $10,000

Optimum International Fund:
$1 – $10,000

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen by Trustee in Family of
Name	Dollar Range of Equity Securities in the Funds	Investment Companies
Robert A. Rudell	Optimum Large Cap Growth Fund:	$50,001 – $100,000
$10,001 – $50,000

Optimum Large Cap Value Fund:
$10,001 – $50,000

Optimum Small-Mid Cap Growth Fund:
$1 – $10,000

Optimum Small-Mid Cap Value Fund:
$1 – $10,000

Optimum International Fund:
$10,001 – $50,000

Optimum Fixed Income:
$10,001 – $50,000

Jon Edward Socolofsky	Optimum Large Cap Growth Fund:	$10,001 – $50,000
$10,001 – $50,000

Optimum Large Cap Value Fund:
$10,001 – $50,000

Optimum International Fund:
$1 – $10,000

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen by Trustee in Family of
Name	Dollar Range of Equity Securities in the Funds	Investment Companies
Robert J. Christian	Optimum Large Cap Growth Fund:	over $100,000
$10,001 – $50,000

Optimum Large Cap Value Fund:
$10,001 – $50,000

Optimum Small-Mid Cap Growth Fund:
$1 – $10,000

Optimum Small-Mid Cap Value Fund:
$1 – $10,000

Optimum International Fund:
$1 – $10,000

Optimum Fixed Income:
$50,001 – $100,000

APPENDIX D — INDEPENDENT TRUSTEE COMPENSATION

     The following table describes the aggregate compensation received by each Independent Trustee from the Trust for the fiscal year ended March 31, 2009. Only the Independent Trustees receive compensation from the Trust.

			Total Compensation
	Aggregate	Pension or Retirement	from the Trust and
	Compensation From	Benefits Accrued as Part of	Fund Complex[1] paid
Trustee	the Trust	the Trust Expenses	to each Trustee
Nicholas D. Constan	$50,000	None	$50,000
Durant Adams Hunter	$62,000	None	$62,000
Stephen Paul Mullin	$53,387	None	$53,387
Robert A. Rudell	$51,000	None	$51,000
Jon Edward Socolofsky	$52,000	None	$52,000
Robert J. Christian	$51,113	None	$51,113
____________________

1	The term “Fund Complex” refers to the Trust’s Funds.

D-1

APPENDIX E — PRINCIPAL OFFICERS OF THE TRUST

Number of
Portfolios
				in Fund	Other
			Principal	Complex[1]	Directorships
	Position(s)		Occupation(s)	Overseen	Held by
Name, Address	Held with	Length of	During Past	by Trustee	Trustee
and Age	the Trust	Time Served	5 Years	or Officer	or Officer
Principal Officers

David F. Connor	Vice	Vice President	David F. Connor	6	None[3]
2005 Market Street	President,	since September	has served as
Philadelphia, PA 19103	Deputy	2000 and	Vice President
	General	Secretary since	and Deputy
Age: 45	Counsel, and	October 2005	General Counsel
	Secretary		at Delaware
Investments
since 2000.

David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor	6	None[3]
2005 Market Street	President,	President,	has served in
Philadelphia, PA 19103	General	General	various executive
	Counsel, and	Counsel, and	and legal capacities
Age: 43	Chief Legal	Chief Legal	at different times
	Officer	Officer since	at Delaware
		October 2005	Investments.

Richard Salus	Senior Vice	Chief Financial	Richard Salus has	6	None[3]
2005 Market Street	President	Officer since	served in various
Philadelphia, PA 19103	and Chief	November 2006	executive capacities
	Financial		at different times
Age: 46	Officer		at Delaware
Investments.

Daniel V. Geatens	Vice	Treasurer since	Daniel V. Geatens	6	None[3]
2005 Market Street	President	October 2007	has served in
Philadelphia, PA 19103	and		various capacities
	Treasurer		at different times
Age: 37			at Delaware
Investments.
____________________

1	The term “Fund Complex” refers to the Trust’s Funds.

2	“Interested persons” of the Trust’s by virtue of their executive and management positions or relationships with the Trust’s service providers or sub-service providers.

3	Messrs. Connor, O’Connor, Salus, and Geatens also serve in similar capacities for the Delaware Investments® Funds, a fund complex also managed and distributed by Delaware Investments with 81 funds.

E-1

APPENDIX F — FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, dated as of _________, 200_, by and between Optimum Fund Trust, a Delaware statutory trust (the “Trust”), and Delaware Management Company, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objective, policies and restrictions; and

     WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of providing investment advisory services; and

     WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

     WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust desires to retain the Investment Manager as the investment manager of the Trust;

     NOW, THEREFORE, the Trust and the Investment Manager hereby agree as follows:

1. APPOINTMENT OF THE INVESTMENT MANAGER

     The Trust hereby appoints the Investment Manager as the investment manager for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Investment Manager and the Trust from time to time (the “Funds”), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Investment Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Investment Manager.

2. DUTIES OF THE INVESTMENT MANAGER

     A. Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that the Investment Manager will, at its own expense, select and contract with one or more investment advisers (“Sub-Advisers”) to manage the investment operations and composition of each and every Fund of the Trust and render investment advice for each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust and By-Laws, such Fund’s Prospectus and Statement of Additional Information (“SAI”), and any other written guidelines, policies and procedures adopted by the Trust and applicable to such Fund, as from time to time in effect; provided, that any contract with a Sub-Adviser (a “Sub-Advisory Agreement”) shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the 1940 Act.

     B. Subject always to the supervision and control of the Trustees of the Trust, the Investment Manager will have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Fund; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Fund’s assets not managed by a Sub-Adviser. In connection with the Investment Manager’s responsibilities herein, the Investment Manager will assess each Fund’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional Sub-Advisers from time to time, as the Investment Manager deems appropriate, to enable each Fund to achieve its investment goals. In addition, the Investment Manager will monitor the compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Sub-Adviser, and the compliance of each Sub-Adviser with legal and regulatory requirements and any other written guidelines, policies and procedures adopted by the Trust and applicable to such Fund or Funds. The Investment Manager will review and report to the Trustees of the Trust on such compliance of each Fund and on the performance of each Sub-Adviser. The Investment Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Trust may reasonably request and is reasonably available. On the Investment Manager’s own initiative, the Investment Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Investment Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request.

     C. The Investment Manager will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

          (i) Office Space. The Investment Manager will provide office space in the offices of the Investment Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

          (ii) Personnel. The Investment Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency, distribution or similar services by any entity, including the Investment Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-Adviser pursuant to any Sub-Advisory Agreement; and

          (iii) Preparation of Prospectus and Other Documents. The Investment Manager will cooperate in providing other information and services, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser under any Sub-Advisory Agreement, required in connection with the preparation of all registration statements, Prospectuses, Prospectus supplements, and SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

     D. Limitations on Liability. The Investment Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Investment Manager’s undertaking to do so, that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement, the Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder of the Trust in connection with the matters to which this Agreement relates. Any person, even though an officer, director, employee or agent of the Investment Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of the Investment Manager, even though paid by it.

     E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby agrees that any entity or person associated with the Investment Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

     F. Section 28(e) of the 1934 Act. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Investment Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to the Investment Manager, a Sub-Adviser, the Trust or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Investment Manager’s overall responsibilities to accounts as to which the Investment Manager exercises investment discretion. To the extent authorized by said Section 28(e) and this Agreement, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services, including the Trust and the Funds, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

     G. Directed Brokerage. Subject to the requirement to seek best execution, and to the direction by the Board of Trustees, the Trust reserves the right to direct the Investment Manager to cause Sub-Advisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses.

3. ALLOCATION OF EXPENSES

     A. Expenses Paid by the Investment Manager:

          (i) Salaries, Expenses and Fees of Certain Persons. The Investment Manager (or its affiliates) shall pay all salaries, expenses, and fees of the officers and Trustees of the Trust who are officers, directors/trustees, partners, or employees of the Investment Manager or its affiliates; and

          (ii) Assumption of Trust Expenses. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by this Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

     B. Expenses Paid by the Trust: The Trust will pay or arrange for the payment of all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Investment Manager, as provided in this Agreement, or by a Sub-Adviser, as provided in a Sub-Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

          (i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

          (ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, trustees, partners or employees of the Investment Manager or its affiliates, any sub-adviser or any investment consultant to the Investment Manager;

          (iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees and expenses incurred in connection with federal, state and local laws and requirements of regulatory authorities;

          (iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any, and other administrative services;

          (v) Independent Legal and Accounting Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

          (vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

          (vii) Brokerage Commissions. All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

          (viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

          (ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

          (x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

          (xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

          (xii) Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

          (xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4. COMPENSATION OF THE INVESTMENT MANAGER

     For its services performed hereunder, the Trust will pay the Investment Manager with respect to each Fund the compensation specified in Appendix A to this Agreement. Such compensation shall be paid to the Investment Manager by the Trust monthly; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the fee for such Fund shall be pro-rated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which this Agreement is in effect bears to the number of calendar days in the month and shall be payable within 10 calendar days after the date of termination.

5. NON-EXCLUSIVITY

     The services of the Investment Manager to the Trust are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the Investment Manager’s ability to render services provided hereunder are not impaired. It is understood and agreed that the officers, trustees and employees of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as officers, directors/trustees, partners or employees of any other firm or corporation, including other investment companies.

6. SUPPLEMENTAL ARRANGEMENTS

     The Investment Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Investment Manager for the provision of certain personnel, facilities and services to the Investment Manager to enable the Investment Manager to fulfill its duties and obligations under this Agreement.

7. REGULATION

     The Investment Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION OF AGREEMENT

     This Agreement shall become effective as of the date first above written, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund; provided, however, that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the outstanding voting securities of that Fund. This Agreement shall continue in effect for an initial period of two (2) years from the date of its execution for each Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all of the other Funds of the Trust.

     If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Investment Manager will continue to act as investment manager with respect to such Fund for a maximum period of sixty (60) days pending the required approval of the Agreement or its continuance or of a new contract with the Investment Manager or a different investment manager or other definitive action; provided, that the compensation received by the Investment Manager in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time as to any Fund, without the payment of any penalty, (i) by the Trustees of the Trust, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Investment Manager, or (ii) by the Investment Manager on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

10. PROVISION OF CERTAIN INFORMATION BY THE INVESTMENT MANAGER

     The Investment Manager will promptly notify the Trust of the occurrence of any of the following events:

     A. The Investment Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Investment Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. Any change of control of the Investment Manager, including any change of its general partners (if any), controlling persons or 25% or more shareholders, as applicable, and any changes in the senior management of the Investment Manager, including the chief executive officer, in each case prior to such change if the Investment Manager is aware of such change but in any event not later than promptly after such change.

11. AMENDMENTS TO AGREEMENT

     Except to the extent otherwise permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or interpretative relief granted or issued by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any affected Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all of the other Funds of the Trust. The parties may make non-material amendments to this Agreement if any such amendment is approved by the Board of the Trust. All amendments whether material or non-material shall be in writing and signed by the parties.

12. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or the Investment Manager in person or by registered or electronic mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered in accordance with this section.

15. FORCE MAJEURE

     The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, terrorist activities, failure of communication or power supply, or closure of the New York Stock Exchange. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

16. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. INTERPRETATION

     Nothing herein contained shall be deemed to require the Trust or the Investment Manager to take any action contrary to its Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which either of them is subject or by which either of them is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

18. LIMITATION OF LIABILITY

     The Investment Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust or other organizational document and agrees that the obligations assumed by the Trust on behalf of a Fund pursuant to this Agreement shall be limited in all cases to such Fund and its assets, and the Investment Manager shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Fund of the Trust. In addition, the Investment Manager shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Investment Manager understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

19. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act unless otherwise stated herein. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

OPTIMUM FUND TRUST
DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

By:
Name:
Title:

By:
Name:
Title:

APPENDIX A TO THE
INVESTMENT MANAGEMENT AGREEMENT

Annual Management Fee Rate
Funds	Effective Date	(as a percentage of average daily net assets)
Optimum Large Cap	_______, 200__	0.8000% of assets up to $250 million
Growth Fund		0.7875% of assets from $250 million to $300 million
0.7625% of assets from $300 million to $400 million
0.7375% of assets from $400 million to $500 million
0.7250% of assets from $500 million to $1 billion
0.7100% of assets from $1 billion to $1.5 billion
0.7000% of assets over $1.5 billion
Optimum Large Cap	_______, 200__	0.8000% of assets up to $100 million
Value Fund		0.7375% of assets from $100 million to $250 million
0.7125% of assets from $250 million to $500 million
0.6875% of assets from $500 million to $1 billion
0.6675% of assets from $1 billion to $1.5 billion
0.6475% of assets over $1.5 billion
Optimum Small-Mid	_______, 200__	1.1000% of assets
Cap Growth Fund
Optimum Small-Mid	_______, 200__	1.0500% of assets up to $75 million
Cap Value Fund		1.0250% of assets from $75 million to $150 million
1.0000% of assets over $150 million
Optimum	_______, 200__	0.8750% of assets up to $50 million
International Fund		0.8000% of assets from $50 to $100 million
0.7800% of assets from $100 to $300 million
0.7650% of assets from $300 to $400 million
0.7300% of assets over $400 million
Optimum Fixed	_______, 200__	0.7000% of assets up to $25 million
Income Fund		0.6500% of assets from $25 million to $100 million
0.6000% of assets from $100 million to $500 million
0.5500% of assets from $500 million to $1 billion
0.5000% of assets over $1 billion

AGREED AND ACCEPTED:
as of ________, 200_

OPTIMUM FUND TRUST
DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

By:
Name:
Title:

By:
Name:
Title:

APPENDIX G — FEES PAID TO DMC AND AFFILIATES

     The investment management fees paid to DMC, the fund accounting and financial administration oversight fees, administration fees and transfer agency fees paid to DSC, and the distribution related fees paid to DDLP for the fiscal year ended March 31, 2009 with respect to each Fund were as follows. The investment management fees shown below are net of any applicable waivers and reimbursements.

		Fund Accounting
	Investment	and Financial
	Management	Administration	Administration	Transfer	Distribution
Fund	Fees	Oversight Fees	Fees	Agency Fees	Fees
Optimum Fixed Income Fund	$2,948,967	$41,312	$1,288,051	$1,952,696	$2,426,139
Optimum International Fund	$1,519,384	$10,552	$350,618	$499,365	$690,359
Optimum Large Cap Growth Fund	$5,865,179	$39,991	$1,248,119	$1,891,932	$1,790,582
Optimum Large Cap Value Fund	$4,707,545	$35,391	$1,121,312	$1,673,992	$1,772,766
Optimum Small-Mid Cap Growth Fund	$842,766	$5,675	$188,481	$268,443	$306,840
Optimum Small-Mid Cap Value Fund	$545,967	$4,703	$156,152	$222,399	$285,952

G-1

APPENDIX H — OTHER FUNDS ADVISED BY DMC

     DMC provides investment advisory services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, the following table sets forth the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract. For funds subadvised by DMC, the net assets shown are only the portion of the fund’s assets that are under the management of DMC.

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
EQUITY
Delaware Growth Opportunities Fund	221,862,433	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware International Value Equity Fund	359,015,223	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Large Cap Core Fund	1,625,300	0.65% on the first $500 million	Y
		0.60% on the next $500 million
		0.55% on the next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund	655,924,118	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund	8,888,367	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware Select Growth Fund	238,312,832	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund	60,932,993	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Growth Fund	11,390,960	1.00% on first $250 million	Y
		0.90% on next $250 million
		0.75% on assets in excess of $500 million
Delaware Small Cap Value Fund	316,722,748	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Trend® Fund	345,331,552	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware U.S. Growth Fund	577,585,096	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Value® Fund	359,029,563	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware VIP® Growth Opportunities Series	24,047,567	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP International Value Equity Series	97,145,078	0.85% on the first $500 million	Y
		0.80% on the next $500 million
		0.75% on the next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series	691,218,393	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP Trend Series	281,638,575	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series	166,486,594	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series	452,864,697	0.65% on first $500 million	Y
		0.60% on next $500 million

		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
The Focus Smid-Cap Growth Equity Portfolio[1]	2,800,870	0.75%	Y
The International Equity Portfolio[1]	901,424,861	0.75%	N
The Large-Cap Growth Equity Portfolio[1]	245,411,670	0.55%	Y

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
The Large-Cap Value Equity Portfolio[1]	9,686,377	0.55%	Y
The Mid-Cap Growth Equity Portfolio[1]	4,065,931	0.75%	Y
The Select 20 Portfolio[1]	9,816,096	0.75%	Y
The Small-Cap Growth Equity Portfolio[1]	507,668	0.75%	Y
Subadvised Equity Fund A	421,150,657	0.40%	N
Subadvised Equity Fund B	90,675,085	0.50%	N
Subadvised Equity Fund C	1,110,154,464	0.20%	N
Subadvised Equity Fund D	469,430,328	0.20%	N
Subadvised Equity Fund E	138,929,930	0.45%	N
Subadvised Equity Fund F	141,442,959	0.35% up to $200 million	N
		0.20% over $200 million
Subadvised Equity Fund G	66,390,469	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund H	26,740,544	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund I	80,390,330	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund J	299,933,951	0.20%	N
Subadvised Equity Fund K	201,788,849	0.40%	N

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
FIXED INCOME
Delaware Core Plus Bond Fund	78,586,956	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Corporate Bond Fund	654,556,423	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Diversified Income Fund	4,681,464,435	0.55% on first $500 million	N
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware VIP® Diversified Income Series	1,154,626,147	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
The Core Focus Fixed Income Portfolio[1]	18,548,833	0.40%	Y
The Core Plus Fixed Income Portfolio[1]	57,825,157	0.43%	Y
The Intermediate Fixed Income Portfolio[1]	7,181,598	0.40%	Y
Subadvised Fixed Income Fund A	1,934,214,482	0.18%	N
____________________

1	Each of these funds is a part of Delaware Pooled Trust.

APPENDIX I — NAME AND ADDRESS OF EACH SUB-ADVISER

     As of September 25, 2009, the Sub-Advisers for the Funds, along with their addresses, are as follows:

Fund	Sub-Adviser	Address
Optimum Large Cap Growth Fund	Marsico Capital Management, LLC	1200 17th Street, Suite 1600, Denver, Colorado 80202
	T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, Maryland 21202
	Fred Alger Management, Inc.	111 Fifth Avenue, New York, New York 10003
Optimum Large Cap Value Fund	TCW Investment Management Company	865 South Figueroa Street, Los Angeles, California 90017
	Massachusetts Financial Services Company	500 Boylston Street, Boston, Massachusetts 02116
Optimum Small-Mid Cap Growth Fund	Columbia Wanger Asset Management, L.P.	227 West Monroe Street, Suite 3000, Chicago, Illinois 60606
	Wellington Management Company, LLP	75 State Street, Boston, Massachusetts 02109
Optimum Small-Mid Cap Value Fund	Delafield Asset Management Division of Reich & Tang Asset Management, LLC	600 Fifth Avenue, New York, New York 10020
	The Killen Group, Inc.	1189 Lancaster Avenue, Berwyn, Pennsylvania 19312
	Westwood Management Corp.	200 Crescent Court, Dallas, Texas 75201
Optimum International Fund	Mondrian Investment Partners Limited	10 Gresham Street, 5th Floor, London, England EX2V7JD
	BlackRock Advisors, LLC	40 East 52nd Street, New York, New York 10022
Optimum Fixed Income Fund	TCW Investment Management Company	865 South Figueroa Street, Los Angeles, California 90017

I-1

APPENDIX J — TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS
OF DMC AND OFFICERS OF BOTH THE TRUST AND DMC

     The trustees and the principal executive officers of DMC and their principal occupations during the past two years are as follows. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Principal Occupation
Patrick P. Coyne	Trustee/President
David P. O’Connor	Trustee/Senior Vice President/Strategic Investment
Relationships and Initiatives/General Counsel
See Yeng Quek	Trustee/Executive Vice President/Managing Director/
Chief Investment Officer, Fixed Income
Michael J. Hogan	Executive Vice President/Head of Equity Investments
Philip N. Russo	Executive Vice President/Chief Administrative Officer

     The following persons have held the following positions with the Trust and with DMC during the past two years.

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Richard Salus	Senior Vice President/	Senior Vice President/
	Chief Financial Officer	Controller/Treasurer
David P. O’Connor	Senior Vice President/	Trustee/Senior Vice
	General Counsel	President/Strategic
Investment Relationships
and Initiatives/General
Counsel
Stephen J. Busch	Senior Vice President/	Senior Vice President/
	Investment Accounting	Investment Accounting
James E. Blake	Vice President/	Assistant Vice President/
	Chief Compliance Officer	Compliance
David F. Connor	Vice President/Deputy	Vice President/Deputy
	General Counsel/Secretary	General Counsel/Secretary
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of
Financial Administration

J-1

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Anthony G. Ciavarelli	Vice President/	Vice President/
	Associate General Counsel/	Associate General Counsel/
	Assistant Secretary	Assistant Secretary
Joel A. Ettinger	Vice President/Taxation	Vice President/Taxation
Kathryn R. Williams	Vice President/	Vice President/
	Associate General Counsel/	Associate General Counsel/
	Assistant Secretary	Assistant Secretary

J-2

APPENDIX K — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009

Fund Name / Class	Total Shares Outstanding
Optimum Large Cap Growth Fund
Class A	3,817,981.038
Class B	681,440.111
Class C	14,427,470.102
Institutional Class	50,557,009.89
Optimum Large Cap Value Fund
Class A	3,891,807.207
Class B	688,088.074
Class C	14,409,668.091
Institutional Class	47,277,699.096
Optimum Small-Mid Cap Growth Fund
Class A	676,432.072
Class B	121,387.762
Class C	2,476,446.085
Institutional Class	15,008,893.272
Optimum Small-Mid Cap Value Fund
Class A	675,961.698
Class B	130,419.112
Class C	2,591,465.361
Institutional Class	13,307,660.639
Optimum International Fund
Class A	1,304,508.922
Class B	249,799.443
Class C	4,788,088.161
Institutional Class	10,968,187.983
Optimum Fixed Income Fund
Class A	4,647,252.817
Class B	662,709.754
Class C	19,116,817.964
Institutional Class	55,185,400.138

K-1

[Form of Proxy Card]

OPTIMUM FUND TRUST
2005 MARKET STREET
PHILADELPHIA, PA 19103

SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009
OPTIMUM FUND TRUST	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the special meeting of shareholders of Optimum Fund Trust (the “Trust”), including shareholders of each fund (“Fund”) listed on Schedule A to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:30 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on
November 12, 2009: the proxy statement is available at
www.optimummutualfunds.com

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees

1. To elect a Board of Trustees for the Trust							FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	Nominees:

	01)	MARK S. CASADY	04)	DURANT ADAMS HUNTER	07)	THEODORE K. SMITH
	02)	ROBERT J. CHRISTIAN	05)	STEPHEN PAUL MULLIN	08)	JON EDWARD SOCOLOFSKY	☐	☐	☐
	03)	NICHOLAS D. CONSTAN	06)	ROBERT A. RUDELL

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Approval of Investment Management Agreement							FOR	AGAINST	ABSTAIN

2.	To approve a new investment management agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust						☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR,ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

SCHEDULE A

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund